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                                                                    Exhibit 99.1

                 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER OR
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350



     In connection with the accompanying Quarterly Report on Form 10-Q of Aquila, Inc. for the quarterly period ended June 30, 2002, I, Robert K. Green, President and Chief Executive Officer of Aquila, Inc., hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) such Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Aquila, Inc.





August 14, 2002                            Robert K. Green
----------------                           -------------------------------------
Date                                       Robert K. Green
                                           President and Chief Executive Officer